UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                         ---------------------------


                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)  July 9, 1998




                                 NEWELL CO.
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           (Exact name of registrant as specified in its charter)




        Delaware               1-9608                36-3514169
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        (State or other     (Commission           (IRS Employer
        jurisdiction of     File Number)          Identification No.)




             29 East Stephenson Street, Freeport, Illinois 61032
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            (Address of principal executive offices)   (Zip Code)




   Registrant's telephone number, including area code  (815) 235-4171
                                                       ---------------

   ITEM 5.  OTHER EVENTS

        On July 9, 1998 the Company entered into a Terms Agreement in connection with a public offering of a series of Medium -Term Notes (the "Note") under the Company's shelf Registration Statement on Form S-3 (Registration No. 33-64225).

        A copy of the Terms Agreement and the Note are filed as Exhibits
   1.1 and 4.1, respectively, to this Report on Form 8-K, and hereby are incorporated by reference herein.

   ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS.

        (c) Exhibits.

             (1.1) Terms Agreement, dated as of July 9, 1998, among Newell Co., Morgan Stanley Dean Witter, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., and First Chicago Capital
                       Markets, Inc.

             (4.1)     Medium-Term Fixed Rate Note, Series A dated
                       July 14, 1998 in the original principal amount of $250,000,000 in favor of Cede & Co.

                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


   Date: July 9, 1998       NEWELL CO.


                            By:      /s/ Dale L. Matschullat
                                     ---------------------------------
                                      Dale L. Matschullat
                                      Vice President - General Counsel

                                EXHIBIT INDEX


   Exhibit No.                   Description
   -----------                   ------------

   1.1 Terms Agreement, dated as of July 9, 1998, among Newell Co., Morgan Stanley Dean Witter, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., and First Chicago Capital Markets, Inc.


   4.1 Medium-Term Fixed Rate Note, Series A dated July 14, 1998 in the original principal amount of $250,000,000 in favor of Cede & Co.